               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.


                            2001 Semi-Annual Report

Table of Contents


                                                               Page
--------------------------------------------------------------------------------
Manager Profile
Investment Policies & Objective
President's Letter                                              1
Portfolio Performance                                           2
Annual Performance of the Fund vs. Indices                      2
Total Fund Breakout                                             2
Common Stock Market Prices and
   Net Asset Value History                                      3
Dividend History                                                3
Shareholder Meeting Results                                     4
FINANCIAL STATEMENTS:
   Statement of Net Assets                                      5
   Statement of Operations                                     10
   Statements of Changes in Net Assets                         11
   Financial Highlights                                        12
   Notes to Financial Statements                               13
Directors & Officers of the Fund                               16
Corporate Information                                          17

Manager Profile

   Throughout it's history, your Fund has been managed by investment affiliates of Lincoln National Corporation (LNC). Through the end of the Fund's fiscal year, Lincoln Investment Management, Inc. served as the Fund's investment adviser, and Delaware Management Company served as the Fund's sub-adviser. As a result of the consolidation of the investment management business of LNC, Delaware Management Company became the Fund's investment adviser effective on January 1, 2001. Delaware Management Company is a series of Delaware Management Business Trust, a wholly-owned subsidiary of LNC. The personnel responsible for the day-to-day management of the Fund did not change as a result of these new advisory arrangements.

   In 1993, Robert Schwartz became the portfolio manager for the Fund at Lynch
& Mayer. Mr. Schwartz previously managed convertible security portfolios for Salomon Brothers Asset Management and First Boston Asset Management. Mr. Schwartz also spent four years as a Senior Research Associate at Morgan Stanley, specializing in quantitative analysis. Mr. Schwartz received an MBA from New York University in 1987, and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Investment Policies & Objective

   The Fund's primary investment objective is to provide a high level of total return through a combination of capital appreciation and current income. Nearly all of the Fund's net investment income will be distributed through regular dividends to shareholders. Net capital gains, if any, will be distributed annually in cash, provided the Fund does not have a capital loss carry forward. For the fiscal year beginning January 1, 2001, the Fund changed its policy of retaining long-term capital gains to one of distributing them.

   The investment portfolio will contain primarily convertible securities, including some private placement convertible securities. The Fund also may invest in fixed-income securities and preferred and common stocks.

   The Fund may borrow to purchase securities in an amount not exceeding 331?3 percent of net assets, but, as of June 30, 2001, has chosen not to do so. The Fund may also invest in non-dollar denominated securities, however, as of June 30, 2001, has chosen not to do so.

Share Buy-Back

   The Fund's Board of Directors has authorized the Fund to conduct a share buy-back program. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices, from time to time, shares of its common stock on the open market.

Lincoln National Convertible Securities Fund, Inc.
President's Letter to Shareholders for the Period Ended June 30, 2001

Dear Shareholder:

     The first six months of 2001 was a period of disappointing corporate earnings and weak economic reports, which led to volatility in both equity and fixed-income markets. Investors repeatedly bid up equity prices, believing that an earnings recovery was just around the corner, but earnings warnings continued to apply downward pressure to stock prices. During the period, the Federal Reserve's rate reductions did create hopes of a recovery, which should help our economy as the year progresses.

     In the face of considerable negative news, market performance for the second quarter of 2001 was surprisingly strong and helped erase some of the negatives experienced in the equity markets during the first quarter. Although the S&P 500 Index, convertible security indexes, and most convertible funds remained negative at mid-year, your Fund posted a positive 5.2% increase in net asset value return for the six month period (Shares at net asset value with distributions reinvested).

     As earnings uncertainty has continued, our defensive positioning this year has helped the Fund's performance. We have taken advantage of the record convertible issuance this year, increasing the quality and defensive nature of our holdings. At mid-year we were underweight versus our benchmark in the technology and telecommunications sectors, and we were more heavily weighted in consumer and healthcare convertibles. We expect to reassess these weightings as new economic and earnings data is received throughout the year.

     Investors' desire to reduce equity market risk while retaining upside potential has helped the convertible markets grow at a record pace this year. We expect the record issuance to continue, as convertibles are receiving increased attention from investors in the uncertain environment.

     As the second half of 2001 begins, we remain cautious. The poor earnings environment, along with a slowing International economic climate gives us little confidence in a sustained equity market recovery until year-end at the earliest. We expect to primarily purchase securities with higher yields and defensive attributes during the third quarter as we wait for the earnings and economic picture to clear.

     We also are continuing the share buyback program instituted in early 2000. This program added approximately eight cents per share to the NAV in the fiscal first half, in addition to helping minimize the share price discount to NAV.

     We thank our shareholders for staying with the Fund in these difficult times. We especially appreciate our shareholders' patience and support during this year's proxy contest. The Board remain committed to serving the best interests of the Fund's long-term shareholders. We look forward to reporting to you again at year end.


Sincerely,


/s/ David K. Downes
-------------------
David K. Downes
President
July 1, 2001

Portfolio Performance
As of June 30, 2001
(Unaudited)


                Lincoln National        Lincoln National            First Boston
          Convertible Securities  Convertible Securities  Convertible Securities
                 Fund, Inc. (NAV)     Fund, Inc. (Market)                  Index
12/31/1990               $10,000                 $10,000                 $10,000
12/31/1991               $14,089                 $14,447                 $12,916
12/31/1992               $15,677                 $17,374                 $15,189
12/31/1993               $20,074                 $23,344                 $18,010
12/31/1994               $19,681                 $19,961                 $17,163
12/31/1995               $23,536                 $23,868                 $21,231
12/31/1996               $28,342                 $29,682                 $24,161
12/31/1997               $32,075                 $34,888                 $28,244
12/31/1998               $30,442                 $29,156                 $30,100
12/31/1999               $42,187                 $35,445                 $42,850
12/31/2000               $36,741                 $36,427                 $38,132
06/30/2001               $38,633                 $38,186                 $37,229

The graph to the right presents the cumulative market value and net asset value total return for the Fund compared to the First Boston Convertible Securities Index. The graph shows each category's results of what $10,000 invested in 1990 would have grown to by June 30, 2001 assuming reinvestment of dividends and adjusting for stock splits. Performance of the Fund at net asset value is based on the fluctuations in net asset value during the period. Investments in the Fund are not available at net asset value. Past performance does not guarantee future results. You cannot invest directly in an index.




Performance of Lincoln National Convertible Securities Fund, Inc. vs. Indices*


                                                              For the
                                                          Six Months Ended
                                                            June 30, 2001
                                                             (Unaudited)   2000**      1999         1998        1997         1996
------------------------------------------------------------------------------------------------------------------------------------
LN Convertible Securities Fund (at NAV)                         5.15%     (12.91%)      38.58%      (5.09%)      13.17%      20.42%
First Boston Convertible Securities Index                      (2.37%)    (11.01%)      42.36%       6.57%       16.90%      13.80%
Merrill Lynch Convertible Securities Index                     (1.52%)     (7.53%)      39.56%       8.93%       19.57%      15.90%
Lipper Closed-End Convertible Securities Average                2.49%      (0.82%)      22.33%       4.40%       17.80%      14.40%
Standard & Poor's 500                                          (6.70%)    (10.14%)      19.53%      26.67%       33.36%      22.94%
Russell 2000                                                    6.94%      (4.20%)      19.62%      (3.45%)      22.40%      16.50%
Lehman Gov't/Corporate Bond Index                               3.51%      11.85%       (2.15%)      8.29%        9.80%       2.90%


 * Dividends reinvested and including long-term capital gains tax credits.

** Performance without the long-term capital gains tax credit of 0.816 for the year ended December 31, 2000 was (16.85%).

Total Fund Breakout
At Market or Fair Values as of:



                                                              June 30, 2001
                                                               (Unaudited)          December 31, 2000
                                                          (000)       % of Total    (000)      % of Total
----------------------------------------------------------------------------------------------------------------------
Convertible & Public Debt Securities                      $58,097          54%     $54,104          51%
Convertible Preferred Stocks                               31,646          30%      38,110          36%
Common Stocks                                              10,494          10%      12,883          12%
Short-Term Investments                                      3,998           4%       6,894           6%
Other Assets Under Liabilities                              1,942           2%      (5,764)         -5%
----------------------------------------------------------------------------------------------------------------------
   Total Net Assets                                      $106,177         100%    $106,227         100%

Common Stock Market Prices and Net Asset Value History


2001 (Unaudited)
                                                      Market Prices and Volumes                          Net Asset Value
                                              High        Low         Close       Volume           High        Low         Close
------------------------------------------------------------------------------------------------------------------------------------
1st Quarter                                 $16.150     $13.950      $14.240     491,200          $18.72      $16.00       $16.37
2nd Quarter                                  16.350      13.620       15.250     567,800           18.70       15.42        17.87

2000
                                                      Market Prices and Volumes                          Net Asset Value
                                              High        Low         Close       Volume           High        Low         Close
------------------------------------------------------------------------------------------------------------------------------------
1st Quarter                                 $21.000     $15.625      $20.313   1,223,400         $26.89      $20.24       $25.10
2nd Quarter                                  20.063      15.000       18.688     431,300           25.10       21.41        22.70
3rd Quarter                                  19.188      17.625       18.375     404,300           23.75       21.37        22.43
4th Quarter                                  18.625      14.375       14.750     428,300           22.20       17.02        17.19

1999
                                                      Market Prices and Volumes                          Net Asset Value
                                              High        Low         Close       Volume           High        Low         Close
------------------------------------------------------------------------------------------------------------------------------------
1st Quarter                                 $15.438     $12.813      $12.813     739,200          $16.96      $15.52       $15.63
2nd Quarter                                  14.250      13.875       14.000     870,500           17.07       15.65        17.07
3rd Quarter                                  13.688      13.625       13.875     546,500           17.99       16.73        16.73
4th Quarter                                  16.063      15.750       16.000     999,400           21.59       16.28        21.59

1998
                                                      Market Prices and Volumes                          Net Asset Value
                                              High        Low         Close       Volume           High        Low         Close
------------------------------------------------------------------------------------------------------------------------------------
1st Quarter                                 $18.625     $16.625      $18.500     866,100          $19.75      $17.76       $19.78
2nd Quarter                                  19.063      16.750       16.813     536,700           19.88       18.64        19.18
3rd Quarter                                  17.375      13.500       14.625     529,300           19.39       15.04        15.04
4th Quarter                                  16.125      13.125       14.000     645,300           16.36       13.70        16.36


Shares are listed on the New York Stock Exchange under the trading symbol LNV.

Dividend History
The table below shows the common dividend per share history.
(Unaudited)

                                     Annual                              Annual
Year                                Dividend           Year             Dividend
--------------------------------------------------------------------------------
1988 and Prior                       $0.95             1995               $1.64
1989                                  1.57             1996                3.33
1990                                  1.02             1997                2.76
1991                                  1.02             1998                0.96
1992                                  2.14             1999                0.86
1993                                  2.92             2000                0.88
1994                                  1.08             2001*               0.20


* For the six months ended June 30, 2001

Shareholder Meeting Results
2001 Annual Shareholder Meeting

The Fund held its Annual Meeting of Shareholders on June 22, 2001. At the Annual Meeting, the Fund's shareholders were expected to vote on the election of two Class 2 Directors and vote on the ratification of the selection of the Fund's independent auditors, as well as three other proposals submitted by a dissident shareholder who solicited proxies in opposition to the Board of Directors. The Fund was not able to establish a quorum when the Annual Meeting was convened on June 22, 2001. The Fund reconvened the Annual Meeting several times to provide the Fund's shareholders additional time to vote their shares, but the Fund was not able to achieve a quorum when the Annual Meeting was reconvened for the last time on July 24, 2001. As a result, the Fund was unable to complete the Annual Meeting and there are no voting results to report. The Fund's incumbent Class 2 Directors will remain in office until the next Annual Meeting of Shareholders, at which time they will again stand for election.

Lincoln National Convertible Securities Fund, Inc.
Statement of Net Assets-(Unaudited)
June 30, 2001

                                                        Principal    Market
Convertible Bonds (54.7%)                                Amount      Value
--------------------------------------------------------------------------------

Banking, Finance & Insurance (2.5%)
Province Healthcare
 4.50% 11/20/05 ...................................    $1,000,000  $1,102,500
XI Capital 144A
 0.00% 5/23/21 ....................................     2,500,000   1,512,500
                                                                   ----------
                                                                    2,615,000
                                                                   ----------
Cable, Media & Publishing (8.8%)
Adelphia Communications
 3.25% 5/1/21 .....................................       500,000     558,750
 6.00% 2/15/06 ....................................     2,000,000   1,947,500
Cox Enterprises 144A
 2.00% 2/15/21 ....................................     1,500,000   1,511,250
Echostar
 4.88% 1/1/07 .....................................     1,000,000     888,750
Getty Images
 5.00% 3/15/07 ....................................     1,835,000   1,438,181
Getty Images 144A
 5.00% 3/15/07 ....................................     1,000,000     783,750
Mediacom Communications
 5.25% 7/1/06 .....................................     2,000,000   2,212,500
                                                                    ---------
                                                                    9,340,681
                                                                    ---------
Computers & Technology (6.0%)
Bisys
 4.00% 3/15/06 ....................................     1,000,000   1,117,500
Cnet Networks
 5.00% 3/1/06 .....................................     1,700,000   1,177,250
DoubleClick
 4.75% 3/15/06 ....................................     1,500,000   1,102,500
Mail.Com 144A
 7.00% 2/1/05 .....................................     3,250,000     487,500
Mercury Interactive
 4.75% 7/1/07 .....................................     2,000,000   1,772,500
USinternetworking
 7.00% 11/1/04 ....................................     3,500,000     704,375
                                                                    ---------
                                                                    6,361,625
                                                                    ---------
Electronics & Electrical Equipment (4.1%)
Atmel
 0.00% 4/21/18 ....................................     1,399,000   1,080,728
Ddi
 5.25% 3/1/08 .....................................     1,250,000   1,181,250
LSI Logic 144A
 4.25% 3/15/04 ....................................     1,000,000   1,413,750
Sanmina 144A
 4.25% 5/1/04 .....................................       500,000     626,250
                                                                    ---------
                                                                    4,301,978
                                                                    ---------
Energy (1.8%)
Pride International
 0.00% 4/24/18 ....................................     4,500,000   1,940,625
                                                                    ---------
                                                                    1,940,625
                                                                    ---------

The accompanying notes are an integral part of the financial statements.

                                                        Principal      Market
Convertible Bonds (continued)                             Amount        Value
--------------------------------------------------------------------------------
Healthcare & Pharmaceuticals (19.9%)
Alkermes
 3.75% 2/15/07 ....................................    $1,500,000   $  1,134,375
Alkermes 144A
 3.75% 2/15/07 ....................................     1,500,000      1,134,375
AmeriSource Health 144A
 5.00% 12/1/07 ....................................     1,600,000      2,060,000
Baxter International 144A
 1.25% 6/1/21 .....................................     2,000,000      1,982,500
Curagen
 6.00% 2/2/07 .....................................     3,000,000      2,565,000
CV Therapeutics
 4.75% 3/7/07 .....................................     1,000,000      1,058,750
CV Therapeutics 144A
 4.75% 3/7/07 .....................................     2,500,000      2,646,874
Genzyme 144A
 3.00% 5/15/21 ....................................     1,000,000      1,050,000
Human Genome
 3.75% 3/15/07 ....................................     2,000,000      1,635,000
Inhale Therapeutics 144A
 5.00% 2/8/07 .....................................     1,500,000      1,254,375
Invitrogen
 5.50% 3/1/07 .....................................     1,500,000      1,642,500
Protein Design 144A
 5.50% 2/15/07 ....................................     1,175,000      1,573,031
Resmed 144A
 4.00% 6/20/06 ....................................     1,500,000      1,513,125
                                                                      ----------
                                                                      21,249,905
                                                                      ----------
Miscellaneous (2.9%)
Personnel Group of America
 5.75% 7/1/04 .....................................       985,000        317,663
Res-Care
 6.00% 12/1/04 ....................................       510,000        356,363
Res-Care 144A
 6.00% 12/1/04 ....................................       120,000         83,850
Tyco International
 0.00% 11/17/20 ...................................     3,000,000      2,283,749
                                                                      ----------
                                                                       3,041,625
                                                                      ----------
Retail (2.0%)
Barnes & Noble 144A
 5.25% 3/15/09 ....................................     1,500,000      2,085,000
                                                                      ----------
                                                                       2,085,000
                                                                      ----------
Telecommunications (4.4%)
Comverse Technology 144A
 1.50% 12/1/05 ....................................     2,000,000      1,670,000
Exodus Communications
 5.25% 2/15/08 ....................................     1,000,000        222,500
Global Telesystems
 5.75% 7/1/10 .....................................     3,400,000        119,000



The accompanying notes are an integral part of the financial statements.

                                                        Principal      Market
Convertible Bonds (continued)                             Amount        Value
--------------------------------------------------------------------------------
Telecommunications (continued)
Oak Industries
 4.88% 3/1/08 .....................................    $  460,000   $    536,475
Oak Industries 144A
 4.88% 3/1/08 .....................................       190,000        221,588
Verizon Global 144A
 0.00% 5/15/21 ....................................     3,500,000      1,916,250
                                                                      ----------
                                                                       4,685,813
                                                                      ----------
Textiles, Apparel & Furniture (2.3%)
Jones Apparel 144A
 0.00% 2/1/21 .....................................     2,500,000      1,365,625
Reebok International 144A
 4.25% 3/1/21 .....................................     1,000,000      1,108,750
                                                                      ----------
                                                                       2,474,375
                                                                      ----------
   Total Convertible Bonds (cost $62,964,624)                         58,096,627
                                                                      ----------

                                                        Number of
Common Stock (9.9%)                                       Shares
--------------------------------------------------------------------------------
Buildings & Materials (4.2%)
Emcor+ ............................................        60,409      2,183,785
Royal Group Technologies+ .........................       124,682      2,286,669
                                                                      ----------
                                                                       4,470,454
Cable, Media & Publishing (0.1%)
UnitedGlobalCom+ ..................................         6,716         58,093
                                                                      ----------
                                                                          58,093
                                                                      ----------
Computers & Technology (0.9%)
Sonicblue+ ........................................       305,000      1,006,500
                                                                      ----------
                                                                       1,006,500
                                                                      ----------
Electronics & Electrical Equipment (3.7%)
Cirrus Logic+ .....................................       113,632      2,616,945
Flextronics International+ ........................        50,684      1,323,359
                                                                      ----------
                                                                       3,940,304
                                                                      ----------
Telecommunications (1.0%)
Gilat Satellite Networks+ .........................        76,800        921,600
Intermedia Communications+ ........................         6,469         96,381
                                                                      ----------
                                                                       1,017,981
                                                                      ----------
   Total Common Stock (cost $12,819,854)                              10,493,332
                                                                      ----------

Convertible Preferred Stock (29.8%)
--------------------------------------------------------------------------------
Automobiles & Automotive Parts (1.4%)
Tower Automotive Capital Trust 6.75% ..............        45,650      1,146,956
Tower Automotive Capital Trust 6.75% 144A .........        12,125        304,641
                                                                      ----------
                                                                       1,451,597
                                                                      ----------
Banking, Finance & Insurance (6.4%)
Sovereign Capital Trust II 7.5% ...................        57,500      4,140,000
Washington Mutual 5.38% ...........................        50,000      2,668,750
                                                                      ----------
                                                                       6,808,750
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

                                                         Number of     Market
Convertible Preferred Stock (continued)                    Shares       Value
--------------------------------------------------------------------------------
Cable, Media & Publishing (2.9%)
Reliant Energy 2.00% - AOL Time Warner ............        26,000   $  2,106,000
UnitedGlobalCom 7.00% .............................        31,900        522,363
UnitedGlobalCom 7.00% 144A ........................        30,000        491,250
                                                                    ------------
                                                                       3,119,613
                                                                    ------------
Consumer Products (0.3%)
Budget Group 6.25% ................................        33,380        308,765
                                                                    ------------
                                                                         308,765
                                                                    ------------
Energy (11.0%)
AES Trust III 6.75% ...............................        26,000      1,794,000
Calpine Capital Trust II 5.50% ....................        15,000      1,203,750
Duke Energy 8.25% .................................        50,000      1,282,500
El Paso Energy Capital Trust I 4.75% ..............        34,600      2,274,950
Kerr McGee 5.50% ..................................        15,000        730,500
Pogo Trust I 6.50% ................................        48,400      2,710,399
Unocal Capital Trust 6.25% ........................        36,200      1,742,125
                                                                    ------------
                                                                      11,738,224
                                                                    ------------
Healthcare & Pharmaceuticals (4.3%)
Biovail 6.75% .....................................        50,000      3,925,000
Hybridon 6.50% ....................................        18,909        627,401
                                                                    ------------
                                                                       4,552,401
                                                                    ------------
Telecommunications (2.2%)
DECS Trust V 7.25% - Crown Castle .................        80,000      1,311,600
Intermedia 7.00% ..................................        50,000      1,006,250
Winstar Communications 7.25%++ ....................        25,000         15,625
                                                                    ------------
                                                                       2,333,475
                                                                    ------------
Transportation (1.3%)
Union Pacific Capital Trust 6.25% .................        28,000      1,333,500
                                                                    ------------
                                                                       1,333,500
                                                                    ------------
   Total Convertible Preferred Stock (cost $33,048,042)               31,646,325
                                                                    ------------
Warrant (0.0%)
--------------------------------------------------------------------------------
Hybridon Warrants+ ................................        92,359            924
                                                                    ------------
   Total Warrant (cost $0)                                                   924
                                                                    ------------


The accompanying notes are an integral part of the financial statements.

                                                        Principal     Market
Commercial Paper (3.8%)                                  Amount       Value
--------------------------------------------------------------------------------

Moat Funding
 4.21% 7/2/01 .....................................    $1,500,000  $  1,499,825
Verizon Global Funding
 3.78% 7/9/01 .....................................     2,500,000     2,497,905
                                                                   ------------

   Total Commercial Paper (cost $3,999,619)                           3,997,730
                                                                   ------------

   Total Market Value of Securities (cost $113,291,301) (98.2%)    $104,234,938
Receivables and Other Assets Net of Liabilities (1.8%)                1,941,761
                                                                   ------------

Net Assets Applicable to 5,941,875 Shares Outstanding
 ($0.001 par value) Outstanding (100.00%) .........                 106,176,699
                                                                    -----------
Net Asset Value Per Share of Common Stock Outstanding                    $17.87
                                                                    ===========

Common Stock, par value $0.001 per share (authorized 20,000,000 shares),
Issued and outstanding 5,941,875 shares ...........                     $ 5,942
Proceeds in excess of par value of
shares issued 117,657,933 Undistributed net investment income         2,131,493
Accumulated net realized loss on investments ......                  (4,562,306)
Net unrealized depreciation of investments ........                  (9,056,363)
                                                                   ------------

  Total Net Assets ................................                $106,176,699
                                                                   ============



 +Non-Income producing securities.
++Security is currently in default

The accompanying notes are an integral part of the financial statements.

Lincoln National Convertible Securities Fund, Inc.
Statement of Operations
Six Months Ended June 30, 2001
(Unaudited)

--------------------------------------------------------------------------------
Investment Income:
   Interest .......................................                  $2,231,515
   Dividends ......................................                   1,188,977
-------------------------------------------------------------------------------
    Total Investment Income .......................                   3,420,492

Expenses:
   Management fees-- Note C .......................                     447,194
   Professional fees ..............................                     305,325
   Directors fees .................................                      34,500
   Reports to shareholders ........................                      32,500
   Stock transfer & dividend disbursing fees ......                       7,200
   Other ..........................................                      11,765
-------------------------------------------------------------------------------
    Total .........................................                     838,484
-------------------------------------------------------------------------------
Expenses absorbed or waived                                             (55,203)
-------------------------------------------------------------------------------
    Total Operating Expenses ......................                     783,281

Net Investment Income .............................                   2,637,211

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investment transactions ......                  (4,205,303)
Net change in unrealized appreciation of investments                  6,413,353
-------------------------------------------------------------------------------
    Net Realized and Unrealized Gain (Loss) on Investments            2,208,050
-------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations             $4,845,261
-------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

Lincoln National Convertible Securities Fund, Inc.
Statements of Changes in Net Assets


                                                                             Six Months Ended
                                                                                  6/30/01         Year Ended
                                                                                (Unaudited)        12/31/00
---------------------------------------------------------------------------------------------------------------
Changes from Operations:
Net investment income                                                           $2,637,211        $5,724,453
Net realized gain (loss) on investments (net of taxes)                          (4,205,303)       11,702,328
Net change in unrealized appreciation (depreciation) of investments              6,413,353       (39,914,380)
---------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations               4,845,261       (22,487,599)

Changes from Capital Share Transactions:
Retirement of shares repurchased through Buy-Back program                       (3,685,491)       (3,353,064)
---------------------------------------------------------------------------------------------------------------
   Net Decrease from Capital Share Transactions                                 (3,685,491)       (3,353,064)

Distributions to Shareholders:
Distributions to shareholders from net investment income                        (1,210,175)       (5,511,956)
---------------------------------------------------------------------------------------------------------------
   Total Distributions to Shareholders                                          (1,210,175)       (5,511,956)

   Total Decrease in Net Assets                                                    (50,405)      (31,352,619)
---------------------------------------------------------------------------------------------------------------
Net Assets, at Beginning of Period                                             106,227,104       137,579,723
---------------------------------------------------------------------------------------------------------------
Net Assets, at End of Period                                                  $106,176,699      $106,227,104
---------------------------------------------------------------------------------------------------------------



The accompanying notes are an integral part of the financial statements.

Lincoln National Convertible Securities Fund, Inc.
Financial Highlights


                                                            Six Months
(Selected data for each share of common stock             Ended 6/30/01                    Year Ended
 outstanding throughout the period)                       (Unaudited)(1) 12/31/00    12/31/99    12/31/98     12/31/97    12/31/96
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period .....................    $17.19      $21.59       $16.36      $18.24       $18.92      $18.71
Income from investment operations:
Net investment income(2) .................................      0.44        0.91         0.84        0.97         0.93        0.92
Anti-dilutive impact due to capital shares repurchased ...      0.08        0.12         -           -            -           -
Net realized and unrealized gain (loss) (net of taxes) ...      0.36       (4.55)        5.25       (1.89)        1.15        2.62
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations ......................      0.88       (3.52)        6.09       (0.92)        2.08        3.54

Less distributions:
Dividends from net investment income .....................     (0.20)      (0.88)       (0.86)      (0.96)       (1.00)      (0.98)
Dividends from net realized gains ........................      -           -            -           -           (1.76)      (2.35)
------------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions .....................     (0.20)      (0.88)       (0.86)      (0.96)       (2.76)      (3.33)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ...........................    $17.87      $17.19       $21.59      $16.36       $18.24      $18.92
------------------------------------------------------------------------------------------------------------------------------------

Per Share Market Value, End of Period ....................    $15.25      $14.75       $16.00      $14.00       $17.81      $17.50
Total Investment Return (based on Market Value) ..........     4.83%      (2.62%)      21.57%     (16.43%)      17.54%      24.36%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted) ..................  $106,177    $106,227     $137,580    $104,227     $116,057    $120,431
Ratio of expenses to average net assets ..................     1.48%       1.23%        1.05%       1.15%        1.05%       1.05%
Ratio of expenses to average net assets prior to
   expenses waived and expenses paid indirectly ..........     1.58%       1.28%        1.06%       1.15%        1.05%       1.05%
Ratio of net investment income to average net assets .....     5.00%       4.10%        4.98%       5.52%        4.64%       4.50%
Ratio of net investment income to average net assets
   prior to expenses paid indirectly .....................     4.40%       4.05%        4.97%       5.52%        4.64%       4.50%
Portfolio Turnover .......................................   105.84%     120.68%      128.32%     151.68%      141.85%     134.85%


(1) Ratios have been annualized and total return has not been annualized. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on debt securities. The effect of this change for the period ended June 30, 2001 was to increase net investment income per share by $0.04, decrease net realized and unrealized gains and losses per share by $0.04 and increase the ratio of net investment income to average net assets from 4.50% to 5.00%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(2)  Per share information was based on the average shares outstanding method.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
June 30, 2001
(Unaudited)

     Lincoln National Convertible Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LNV.

Note A--Summary of Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Investments

     Cost represents original cost except in those cases where there is original-issue discount as defined by the Internal Revenue Service, and in those cases the cost figure shown is amortized cost. Original-issue discount is being amortized over the lives of the respective securities.

     Investments in equity securities traded on a national exchange are valued at their last sale price at the close of that exchange; if on a particular day an exchange-listed security does not trade, then the mean between the bid and asked prices will be used. Equity securities traded in the over-the-counter market are valued at the last sale price at the close of the New York Stock Exchange. If a non-exchange listed security does not trade on a particular day, then the mean between the bid and asked prices will be used as long as it continues to reflect the value of the security. Debt securities are valued by using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service then the securities will be valued at the mean between bid and offer. Securities for which quotations are not available are priced at "fair value", as determined by the Fund's securities valuation committee according to the Fund's pricing procedures as approved by the Fund's Board of Directors. Money market instruments having less then 60 days to maturity are valued at amortized cost, which approximates market value.

     The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the Advisor or affiliated companies. Valuations are determined according to pricing procedures approved and reviewed by a majority of the Directors who are not interested persons.

Income Taxes

     It is the intention of the Fund to distribute substantially all net investment income and net short-term realized capital gains. The Fund therefore qualifies for tax treatment accorded to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net short-term realized capital gains distributed to shareholders. For the fiscal year beginning January 1, 2001, the Fund changed its policy of retaining long-term capital gains to one of distributing them.

     As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Fund did not amortize all premiums and discounts on debt securities for financial reporting purposes, but did amortize in accordance with federal income tax regulations. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $188,480 increase in cost of securities and a corresponding $188,480 reduction in net unrealized appreciation (depreciation) based on securities held by the Fund on January 1, 2001.

     The effect of this change for the period ended June 30, 2001 was to increase net investment income by $260,483, decrease net unrealized appreciation (depreciation by $270,682, increase net realized gains (losses) by $10,199. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other

     Security transactions are accounted for on the trade date. Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis except for interest in default, or interest deferred by a change in the terms of the loan agreement, which is recorded when earned and deemed collectible.

     Distributions to common shareholders are recorded on the ex-dividend date.

     The Fund receives earnings credits from the custodian when positive balances are maintained, which are used to offset custody fees. There were no earnings credits for the six months ended June 30, 2001. The expenses paid under this agreement are included in their respective expense caption on the Statement of Operations with the corresponding expense offset shown as expenses paid indirectly.

Note B--Investments

     Private placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission
(SEC). The terms under which private placement securities are acquired, however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants.

     The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) amounted to $54,157,681 and $61,762,484, respectively, as of June 30, 2001.

Note C--Management Fees and Other Transactions with Affiliates

     Prior to January 1, 2001, Lincoln Investment Management, Inc. ("LIM") managed the Fund's investment portfolio, maintained its accounts and records, and furnished the services of individuals to perform executive and administrative functions of the Fund. In return for these services, LIM received a management fee of .21875% of net assets of the Fund as of the close of business on the last business day of the quarter (.875% on an annual basis). Delaware Management Company (DMC) provided sub-advisory services for the Fund.

     As a result of the consolidation of the investment management business of LNC, DMC became the Fund's investment adviser effective on January 1, 2001. DMC serves as the Fund's adviser under an advisory agreement substantially identical to the agreement previously in effect with LIM and for the same management fee. DMC is a series of Delaware Management Business Trust, a wholly-owned subsidiary of LNC. Effective July 1, 2001, DMC has elected to waive 0.30% of its management fee for the period July 1, 2001 through December 31, 2001.

     Certain officers and directors of the Fund are also officers or directors of the Adviser and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund. Delaware Service Company, Inc., which is an affiliate of DMC, provides accounting services for the Fund.

Note D--Income Taxes

     At June 30, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At June 30, 2001, the cost of investments was $113,291,301. At June 30, 2001, the aggregate gross unrealized appreciation on investments was $12,449,661 and the aggregate gross unrealized depreciation was $21,506,024.

Note E--Share Repurchase Program

     On March 22, 2000, the Board of Directors authorized the repurchase by the Fund of up to 5% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objective. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It was intended both to provide additional liquidity to those shareholders who elected to sell their shares and to enhance the net asset value of the shares held by those shareholders who maintained their investment. On February 2, 2001, the Board of Directors extended the share repurchase program by authorizing the repurchase of an additional 5% of the Fund's outstanding common stock upon completion of the intial buy back program. For the year ended December 31, 2000, the Fund repurchased 192,450 of its shares, for a total cost of $3,353,064 at weighted average discount of 19.32% from net asset value. The discount of individual purchases ranged from 6.97% to 30.28%. For the six months ended June 30, 2001, the Fund repurchased 237,900 of its shares, for a total cost of $3,685,491 at a weighted average discount of 12.30% from net asset value. The discount of individual purchases ranged from 9.23% to 20.80%.

Note F --Contingencies

     In May 2000, a suit was filed against the Lincoln National Convertible Securities Fund, Inc. (the "Fund") and its Directors in the United States District Court for the Eastern District of Pennsylvania (the "District Court"). Goldstein v. Lincoln National Convertible Securities Fund, Inc., Case No. 00-CV-2653. The plaintiff is a stockholder of the Fund who, in April 2000, expressed an intention (a) to nominate candidates for the two director positions that were to be filled at the Fund's 2000 annual meeting in May, (b) to move that the shareholders pass a certain resolution at the 2000 annual meeting in May and (c) to solicit proxies. The Fund informed him that it would not permit him to raise the matters he wished to raise at the 2000 annual meeting because he had failed to notify the Fund of his intentions prior to a January 2000 deadline that had been announced in the Fund's proxy statement for the prior year. In the action, the plaintiff claims that it was illegal for the Fund to enforce this deadline and that the defendants made false and misleading statements in the proxy materials that the Fund disseminated in connection with the 2000 annual meeting. The primary relief that the plaintiff sought was an order compelling the Fund to put up two classes of its staggered board for election at the 2001 annual meeting--the class that would ordinarily be put up for election at that meeting but also the class that was elected at the 2000 annual meeting. If he were to prevail, the plaintiff would also seek an award of attorneys' fees and expenses, which we believe could be in the amount of several hundred thousand dollars. The Fund asserted counterclaims against the plaintiff, contending that arrangements he had with various beneficial holders of the Fund's shares gave rise to violations of the federal securities laws. On April 27, 2001, the District Court found in favor of the plaintiff, finding that, under Maryland law, the Fund's Directors, by precluding the plaintiff from nominating his candidates for election to the Board and submitting his other proposal at the May 2000 annual meeting, breached their fiduciary duty. This ruling was based on the District Court's conclusion that the published deadline for submitting shareholder proposals was invalid and unenforceable because it was not also reflected in the Fund's bylaws. The District Court also found that the Directors omitted material facts in connection with the solicitation of proxies for the 2000 annual meeting. Although the Fund's proxy materials disclosed that the Board had implemented a classified Board structure as permitted by Maryland law, the District Court ruled that the Fund should have stated that this was accomplished by way of an amendment to the Fund's charter documents. The District Court also ruled in favor of the plaintiff with respect to the Fund's counterclaim. The District Court issued an order setting aside the election of the Fund's Class 1 Directors at the 2000 annual meeting and ordered that a new election be conducted with respect to the Class 1 Director positions. The Board of Directors has decided to appeal the ruling of the District Court in this case. The District Court has issued a stay of its order directing the Fund to hold a new election pending the outcome of the appeal.

     In addition, in January 2001, an action was filed against the Fund and its Directors in the Circuit Court for Baltimore City in Baltimore, Maryland. This action purports to have been brought on behalf of a class consisting of all the Fund's shareholders. The allegations in this action are functionally identical to those in the action described above.

Directors & Officers of the Fund

Directors              Descriptions of Occupations and Responsibilities

Thomas L. Bindley      President, Bindley Capital Corporation; Director, Midas,
                       Inc.; Director, Strategic Equipment and Supply
                       Corporation; Director, Lincoln National Income Fund,
                       Inc.; Director, Junior Achievement of Chicago.

Richard M. Burridge    Vice President, Paine Webber; Consultant, Cincinnati
                       Financial Corporation; Director, Lincoln National Income
                       Fund, Inc.; Chairman of the Board, Fort Dearborn Income
                       Securities, Inc.

Adela Cepeda           President, A.C. Advisory, Inc.; Commissioner, Chicago
                       Public Building Commission;Director, Lincoln National
                       Income Fund, Inc.; Director and Vice President, Harvard
                       Club of Chicago; Trustee, Ravina Festival Association;
                       Trustee, Window to the World Communications, Inc.
                       (PBS, Channel 11).

Roger J. Deshaies      Senior Vice President, Finance, Brigham and Women's
                       Hospital; Corporate Director, Partners Health System;
                       Director, Lincoln National Income Fund, Inc.

David K. Downes        President and Chief Executive Officer, Delaware
                       Investments Family of Funds; President and Director,
                       Lincoln National Income Fund, Inc.; Executive Vice
                       President, Chief Operating Officer and Chief Financial
                       Officer, Delaware Management Business Trust.

H. Thomas McMeekin     Director, Lincoln National Income Fund, Inc.; Managing
                       Partner, Griffin Investments, LLC.

Daniel R. Toll         Director, Lincoln National Income Fund, Inc.; Director,
                       Wiss, Janney, Elstner Associates, Inc.; Trustee, INEX
                       Insurance Exchange.



Officers

David K. Downes        President
Robert D. Schwartz     Vice President
Michael P. Bishof      Treasurer
David F. Connor        Secretary

Corporate Information

Dividend Disbursing Agent, Transfer Agent and Reinvestment Plan Agent

Equiserve - First Chicago Division
P.O. Box 2500
Jersey City, NJ  07303-2500
1-800-317-4445

Investment Adviser

Delaware Management Company
One Commerce Square
Philadelphia, PA  19103

Administrator

Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

Independent Accountants

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA  19103

Stock Exchange

The Fund's stock is traded on the New York Stock Exchange (NYSE) under the symbol of LNV.

Automatic Dividend Reinvestment Plan

Any registered shareholder of Lincoln National Convertible Securities Fund, Inc. may participate in the Automatic Dividend Reinvestment Plan (the "Plan"). If you are a beneficial owner whose shares are registered in the name of another (e.g., in a broker's "street name") and desire to participate in the Plan, you must become a registered holder by transferring the shares to your name.

   To participate in the Plan, you must complete and forward an authorization card to Equiserve, the Plan agent. This card authorizes the Plan agent to receive your dividends and other distributions from the Fund in additional shares of common stock. The additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of the Fund's Common Stock plus brokerage commissions. If the net asset value per share is higher than the market price of the Fund's Common Stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a pro-rata basis. The Plan also allows the Plan agent to accept optional cash contributions. Each optional cash contribution by a participant must be not less than $100 and not more than $3,000 per dividend period and must be received by the Plan agent not less than five business days and no more than 30 days prior to the dividend payment date.

   Shares will be held by the Plan agent. You will receive a statement each time shares are distributed by the Fund or purchased for you.

   There is no direct charge for Plan participation. The administrative costs of the Plan are borne by the Fund.

   If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.

   You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.

   For additional information on the Plan, please write to: Equiserve, P.O. Box 2500, Jersey City, NJ 07303-2500, or call 1-800-317-4445.

Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

Delaware Management Company is the investment manager for the Lincoln National Convertible
Securities Fund, Inc.





               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

                            2001 Semi-Annual Report









Form 23296-1 8/01                                                   (4973) J7336